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                                                               Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  We consent to the use in this Registration Statement on Form S-3 and in the Prospectus forming part of such Registration Statement of our report dated April 2, 1996, on our audits of the consolidated financial statements of Questron Technology, Inc. We also consent to the reference to our firm under the caption "Experts."


                                              MORTENSON AND ASSOCIATES, P.C.

                                              Certified Public Accountants

Cranford, New Jersey

June 26, 1996